THE HENLOPEN FUND

                                 ANNUAL REPORT
                                 JUNE 30, 2001

To My Fellow Shareholders:

For the quarter ended June 30, 2001, The Henlopen Fund increased 16.7%. Annualized returns for the Fund for 1, 3 and 5 years are -28.0%, 8.8% and 12.4%, respectively. Since our inception on December 2, 1992, the Fund has an annualized return of 17.0%. As of July 27, 2001, the Board of Trustees has declared a distribution of $0.04378 from short-term realized capital gains which will be treated as ordinary income payable July 30, 2001 to shareholders of record on July 26, 2001.

The broad market correction referenced in our Annual Report a year ago has continued further and deeper than we anticipated, as the strength of our economy and that of our global partners has dissipated rapidly. Federal Reserve policy initiatives and a strong dollar seem to offer the best explanation for the economic slowdown, as the consumer remains one of the last bastions of economic stability despite the negative wealth effect from this bear market.

We noted a year ago the stunning valuations being placed on the "New Economy" stocks and the spillover effect into established growth companies. Our expectation of a more contained correction leading out of that observation proved incorrect as the economy faltered. In reflection, the 1996 Telecommunications Act probably most deserves the black hat by spurring a land rush among competitive service providers.

The failure of the economy to respond thus far to aggressive moves by the Federal Reserve suggests that time is more the healer. The passage of time not only allows inventories to be drawn down but also permits the ever-increasing value proposition (greater capability at less cost) that is the hallmark of technology to generate replacement demand. Considering the Y2K build out of 1998 and 1999 and the typical three-year depreciation cycle, some upturn may soon be at hand.

As we have mentioned in previous reports, our investments in energy stocks have been tightly focused on natural gas and coal; we believe trends favor both areas and expect the stocks to perform well in the year ahead. It is important to note that the recent surge in drilling activity has yet to add any incremental high-quality, long-lived natural gas reserves. The Fund is also positioned in selective investments in the healthcare, financial and consumer sectors. While few sectors have shown enduring market leadership thus far, we are seeing an increasing number of individual investment opportunities. This, along with the June quarter performance, bolsters our belief that the worst of the market's decline is behind us.

Sincerely,

/s/Michael L. Hershey

Michael L. Hershey
President

       ONE YEAR COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         THE HENLOPEN FUND, LIPPER GROWTH FUND INDEX AND S&P 500 INDEX

               THE HENLOPEN FUND    LIPPER GROWTH FUND INDEX    S&P 500 INDEX
               -----------------    ------------------------    -------------
 6/30/2000         $10,000                  $10,000                $10,000
 9/30/2000          $9,399                   $9,867                 $9,903
12/31/2000          $7,482                   $8,668                 $9,128
 3/31/2001          $6,173                   $7,245                 $8,046
 6/30/2001*<F1>     $7,204                   $7,751                 $8,517

*<F1> Ending value represents decreases of 28.0%, 22.5% and 14.8%, respectively.

                        MANAGED BY LANDIS ASSOCIATES LLC
                              WWW.HENLOPENFUND.COM

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Henlopen Fund emphasizes investment in growing businesses. We look for well-managed companies with competitive products and services capable of generating strong revenues and earnings. In managing the portfolio, relative sector weighting and specific capitalization size are of secondary importance to us. Our rationale for growth investment is to participate for our shareholders in the capital formation process.

For the year ended June 30, 2001, the Fund declined 28.0%. Over the last 3 years, the Fund has appreciated at an average annual rate of 8.8%.

Fiscal year 2001 proved to be particularly trying. By mid-year 2000, a general malaise had fallen over the stock market. Federal Reserve policy remained unusually restrictive, continuing to drain liquidity from the system. By Labor Day, early signs of weakness in the manufacturing sector were emerging; rapidly rising energy and feedstock costs and a strong U.S. dollar were an additional drag. Beyond that, the upcoming November election effectively put a hiatus on any new fiscal or monetary initiatives. And what an election it was, as bitter and divisive as could be imagined. Despite a sharp reduction in our exposure to technology stocks, an over-weighting in this sector hurt performance relative to our benchmarks.

The first half of calendar 2001 started with a surprise move by the Federal Reserve to counter significant further deterioration in the U.S. economy, and subsequent aggressive rate cuts ensued. Considering this unprecedented action by the Federal Reserve, the response to date is certainly muted. In fact, commodity price deflation worldwide is cause for concern. Energy stocks, strong performers in our portfolio in the first half of our fiscal year, succumbed to the pervasive economic weakness. Earnings reports to date in 2001 have been bleak, and expectations for the remainder of the calendar year are for little, if any, improvement.

With all of this as backdrop, and without trying to sound contrary, we conclude that sufficient pre-conditions may be in place to sustain a moderate, yet meaningful, advance in the stock market. We have positioned The Henlopen Fund with this expectation in mind.

    SINCE INCEPTION COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         THE HENLOPEN FUND, S&P 500 INDEX AND LIPPER GROWTH FUND INDEX

                The Henlopen Fund    S&P 500 Index    Lipper Growth Fund Index
                -----------------    -------------    ------------------------
   12/2/92*<F2>      $10,000            $10,000               $10,000
   6/30/93           $11,562            $10,643               $10,661
   6/30/94           $12,126            $10,792               $10,841
   6/30/95           $15,493            $13,600               $13,350
   6/30/96           $21,442            $17,140               $16,109
   6/30/97           $22,519            $23,088               $19,916
   6/30/98           $29,908            $30,081               $25,942
   6/30/99           $34,813            $36,909               $31,572
   6/30/00           $53,507            $39,567               $37,128
   6/30/01           $38,551            $33,724               $28,772

                          AVERAGE ANNUAL TOTAL RETURN

                                                    since inception
                 1-Year              5-Year             12/2/92
                 ------              ------             -------
                 -28.0%              12.4%               17.0%

*<F2>  December 2, 1992 inception date

Past performance is not predictive of future performance.

                               THE HENLOPEN FUND

                            STATEMENT OF NET ASSETS
                                 June 30, 2001

 SHARES OR
 PRINCIPAL
  AMOUNT                                              COST        MARKET VALUE
  ------                                              ----        ------------

LONG-TERM INVESTMENTS -- 100.0% (A)<F4>

COMMON STOCKS -- 99.7% (A)<F4>

               BASIC MATERIALS -- 3.7%
    150,000    Agrium Inc.                        $  1,990,950    $  1,500,000
     60,000    Carpenter Technology Corp.            1,713,214       1,757,400
    100,000    Century Aluminum Co.                  2,010,160       1,604,000
     75,000    Placer Dome Inc.                        936,615         735,000
                                                  ------------    ------------
                                                     6,650,939       5,596,400

               COAL -- 4.0%
     75,000    Arch Coal, Inc.                       2,570,467       1,940,250
         25    Kentucky River Coal Corp.                83,750          82,625
    200,000    Massey Energy Co.                     4,881,330       3,952,000
      2,000    Peabody Energy Corp.*<F3>                56,000          65,500
                                                  ------------    ------------
                                                     7,591,547       6,040,375

               COMMUNICATIONS -- 16.3%
    175,000    ADC Telecommunications,
                 Inc.*<F3>                           4,211,878       1,155,000
    180,000    C-COR.net Corp.*<F3>                  2,461,500       2,160,000
    150,000    Cabletron Systems, Inc.*<F3>          3,938,450       3,427,500
     60,000    F5 Networks, Inc.*<F3>                2,203,749       1,054,200
    200,000    NMS Communications
                 Corp.*<F3>                          2,405,787       1,400,000
    130,000    Optibase Ltd.*<F3>                    2,004,689         709,800
    400,000    Packeteer, Inc.*<F3>                  3,978,517       5,012,000
    110,000    Polycom, Inc.*<F3>                    1,600,872       2,539,900
    100,000    Redback Networks Inc.*<F3>            4,919,180         892,000
    301,000    Science Dynamics Corp.*<F3>           2,771,553         180,600
    285,300    Symmetricom, Inc.*<F3>                1,965,156       4,176,792
     70,000    Tekelec*<F3>                          2,068,626       1,897,000
                                                  ------------    ------------
                                                    34,529,957      24,604,792

               COMPUTER SYSTEMS -- 1.5%
    100,000    Concurrent Computer Corp.*<F3>          862,316         700,000
    100,000    Sun Microsystems, Inc.*<F3>           3,070,625       1,572,000
                                                  ------------    ------------
                                                     3,932,941       2,272,000

               CONSTRUCTION SERVICES -- 2.7%
     50,000    Lennar Corp.                          2,114,577       2,085,000
    150,000    Willbros Group, Inc.*<F3>             2,499,511       1,950,000
                                                  ------------    ------------
                                                     4,614,088       4,035,000

               CONSUMER NON-DURABLES -- 2.0%
    200,000    Electric Fuel Corp.*<F3>              1,487,441         508,000
     82,500    Phillips-Van Heusen Corp.             1,258,744       1,188,000
    124,000    Quaker Fabric Corp.*<F3>                900,988       1,271,000
                                                  ------------    ------------
                                                     3,647,173       2,967,000

               DISTRIBUTION -- 1.6%
     65,000    D & K Healthcare
                 Resources, Inc.                       958,156       2,395,250

               ELECTRIC/ALTERNATIVE ENERGY -- 0.9%
     60,000    FuelCell Energy, Inc.*<F3>            2,713,749       1,385,400
        736    Informix Corp.*<F3>                           0           4,298
                                                  ------------    ------------
                                                     2,713,749       1,389,698

               ELECTRONICS/EQUIPMENT MANUFACTURING -- 3.7%
    150,000    Aeroflex Inc.*<F3>                    3,337,471       1,575,000
    200,000    MagneTek, Inc.*<F3>                   2,372,943       2,500,000
    100,000    Teledyne Technologies Inc.*<F3>       2,768,880       1,520,000
                                                  ------------    ------------
                                                     8,479,294       5,595,000

               FINANCIAL SERVICES -- 5.2%
     90,000    Hilb, Rogal and
                 Hamilton Co.                        3,298,158       3,937,500
      8,000    Markel Corp.*<F3>                     1,515,785       1,572,000
     75,000    UCBH Holdings, Inc.                   1,963,212       2,276,250
                                                  ------------    ------------
                                                     6,777,155       7,785,750

               HEALTHCARE PRODUCTS -- 14.0%
    300,000    Antex Biologics Inc.*<F3>             1,729,609         519,000
    175,000    Atrix Laboratories, Inc.*<F3>         4,060,489       4,147,500
     90,000    Cantel Medical Corp.*<F3>             1,463,697       2,417,400
     75,000    Genencor International Inc.*<F3>      1,208,950       1,191,750
    350,000    IGEN International, Inc.*<F3>         6,214,678       9,100,000
    127,500    Kensey Nash Corp.*<F3>                2,106,202       2,134,350
    160,000    PharmaNetics, Inc.*<F3>               2,272,750       1,681,600
                                                  ------------    ------------
                                                    19,056,375      21,191,600

               HEALTHCARE SERVICES -- 2.6%
    125,000    Caremark Rx, Inc.*<F3>                1,801,500       2,056,250
    200,000    Paradigm Genetics, Inc.*<F3>          2,122,253       1,800,000
                                                  ------------    ------------
                                                     3,923,753       3,856,250

               LEISURE/ENTERTAINMENT -- 1.6%
    200,000    CTN Media Group, Inc.*<F3>            1,619,092         300,000
     60,000    Harrah's
                 Entertainment, Inc.*<F3>            2,280,552       2,118,000
                                                  ------------    ------------
                                                     3,899,644       2,418,000

               MISCELLANEOUS MANUFACTURING -- 5.4%
    100,000    Axsys Technologies, Inc.*<F3>         3,566,085       1,187,000
    128,000    Tredegar Corp.                        2,782,970       2,451,200
     60,000    Tyco International Ltd.               3,558,955       3,270,000
    150,000    Unifi, Inc.*<F3>                      1,983,000       1,275,000
                                                  ------------    ------------
                                                    11,891,010       8,183,200

               OIL & GAS EXPLORATION/PRODUCTION -- 11.4%
    100,000    CMS Energy Corp.                      3,059,087       2,785,000
     30,000    Devon Energy Corp.                    1,792,803       1,575,000
     70,000    Mitchell Energy &
                 Development Corp.                   3,447,787       3,237,500
    100,000    Newfield Exploration Co.*<F3>         3,839,695       3,206,000
     25,000    Penn Virginia Corp.                   1,085,738         822,500
     50,000    Prima Energy Corp.*<F3>               1,686,718       1,204,500
    110,000    Spinnaker Exploration Co.*<F3>        4,065,024       4,384,600
                                                  ------------    ------------
                                                    18,976,852      17,215,100

               OILFIELD PRODUCTS/SERVICES -- 5.1%
     75,000    Grant Prideco, Inc.*<F3>              1,593,380       1,311,750
    600,000    Grey Wolf, Inc.*<F3>                  3,887,199       2,400,000
     50,000    Patterson-UTI Energy, Inc.*<F3>       2,013,748         893,500
    110,000    Universal Compression
                 Holdings, Inc.*<F3>                 3,613,692       3,124,000
                                                  ------------    ------------
                                                    11,108,019       7,729,250

               RESTAURANTS-- 0.4%
    100,000    Smith & Wollensky
                 Restaurant Group, Inc.*<F3>           650,000         560,000

               RETAILING -- 5.7%
     50,000    Albertson's, Inc.                     1,608,825       1,499,500
    110,000    Pathmark Stores, Inc.*<F3>            2,149,658       2,706,000
    195,000    Whitehall Jewellers, Inc.*<F3>        2,625,473       1,786,200
     75,000    Zale Corp.*<F3>                       2,872,608       2,527,500
                                                  ------------    ------------
                                                     9,256,564       8,519,200

               SEMICONDUCTORS/RELATED -- 5.3%
     75,000    Conexant Systems, Inc.*<F3>           3,335,313         671,250
    100,000    Fairchild Semiconductor
                 Corp.*<F3>                          3,167,415       2,300,000
     60,000    Photronics, Inc.*<F3>                 1,886,689       1,539,600
     55,000    QLogic Corp.*<F3>                     4,235,750       3,544,750
                                                  ------------    ------------
                                                    12,625,167       8,055,600

               SOFTWARE & RELATED SERVICES -- 6.6%
    325,000    Bitstream Inc.*<F3>                   2,603,700         997,750
    100,000    Critical Path, Inc.*<F3>              4,514,550         102,000
    125,000    Intrado Inc.*<F3>                     1,066,410       2,146,250
    200,000    Level 8 Systems, Inc.*<F3>            2,094,529         946,000
    157,000    Novadigm, Inc.*<F3>                   1,877,400       1,766,250
    200,000    SafeNet, Inc.*<F3>                    4,369,144       2,000,000
    125,000    Secure Computing Corp.*<F3>           1,798,252       1,963,750
                                                  ------------    ------------
                                                    18,323,985       9,922,000
                                                  ------------    ------------
                  Total common stocks              189,606,368     150,331,465

PREFERRED STOCKS -- 0.3% (A)<F4>
     25,000    EXCO Resources, Inc.,
               5.00%, Conv Pfd 05/23/03                495,450         473,000
                                                  ------------    ------------
                  Total long-term
                    investments                    190,101,818     150,804,465

SHORT-TERM INVESTMENTS -- 7.2% (A)<F4>

               COMMERCIAL PAPER -- 2.0%
 $3,000,000    Galaxy Funding, Inc.,
               3.98%, due 07/03/01                   2,999,337       2,999,337
                                                  ------------    ------------
                  Total commercial paper             2,999,337       2,999,337

               VARIABLE RATE DEMAND NOTES -- 5.2%
    119,000    American Family
                 Financial Services                    119,000         119,000
  7,627,623    Firstar Bank U.S.A., N.A.             7,627,623       7,627,623
    140,000    Wisconsin Electric Power Co.            140,000         140,000
                                                  ------------    ------------
                  Total variable rate
                    demand notes                     7,886,623       7,886,623
                                                  ------------    ------------
                  Total short-term
                    investments                     10,885,960      10,885,960
                                                  ------------    ------------
                  Total investments               $200,987,778     161,690,425
                                                  ------------
                                                  ------------
               Liabilities, less cash and
                 receivables (7.2%) (A)<F4>                        (10,818,837)
                                                                  ------------
                  NET ASSETS                                      $150,871,588
                                                                  ------------
                                                                  ------------
                  Net Asset Value Per Share
                    (No par value, unlimited
                    shares authorized), offering
                    and redemption price
                    ($150,871,588 / 7,879,523
                    shares outstanding)                           $      19.15
                                                                  ------------
                                                                  ------------

   *<F3>  Non-income producing security.
 (a)<F4>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                               THE HENLOPEN FUND

                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2001

INCOME:
   Dividends                                                      $    687,908
   Interest                                                            356,198
                                                                  ------------
       Total income                                                  1,044,106
                                                                  ------------

EXPENSES:
   Investment management fees                                        1,942,219
   Transfer agent fees                                                 214,548
   Administrative services                                             118,998
   Custodian fees                                                       51,306
   Printing and postage expense                                         43,455
   Registration fees                                                    36,147
   Professional fees                                                    33,809
   Insurance expense                                                    22,345
   Board of Trustees fees                                                4,000
   Other expenses                                                        8,890
                                                                  ------------
       Total expenses                                                2,475,717
                                                                  ------------
NET INVESTMENT LOSS                                                 (1,431,611)
                                                                  ------------
NET REALIZED GAIN ON INVESTMENTS                                    11,910,780
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             (83,743,735)
                                                                  ------------
NET LOSS ON INVESTMENTS                                            (71,832,955)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(73,264,566)
                                                                  ------------
                                                                  ------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                   For the Years Ended June 30, 2001 and 2000

                                                                                              2001                2000
                                                                                           ----------          ----------
OPERATIONS:
     Net investment loss                                                                  $ (1,431,611)       $ (1,315,785)
     Net realized gain on investments                                                       11,910,780           3,928,602
     Net (decrease) increase in unrealized appreciation on investments                     (83,743,735)         31,859,447
                                                                                          ------------        ------------
          Net (decrease) increase in net assets resulting from operations                  (73,264,566)         34,472,264
                                                                                          ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized gains ($1.23071
       and $1.37964 per share, respectively)                                               (11,029,971)         (4,755,935)
                                                                                          ------------        ------------
          Total distributions                                                              (11,029,971)*<F5>    (4,755,935)
                                                                                          ------------        ------------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (5,571,035 and 6,205,615 shares, respectively)            128,229,198         174,917,477
     Net asset value of shares issued in distributions
       (597,322 and 245,972 shares, respectively)                                           10,842,630           4,623,971
     Cost of shares redeemed (6,747,100 and 1,169,043 shares, respectively)               (144,011,426)        (32,160,868)
                                                                                          ------------        ------------
          Net (decrease) increase in net assets derived from Fund share activities          (4,939,598)        147,380,580
                                                                                          ------------        ------------
          TOTAL (DECREASE) INCREASE                                                        (89,234,135)        177,096,909
NET ASSETS AT THE BEGINNING OF THE YEAR                                                    240,105,723          63,008,814
                                                                                          ------------        ------------
NET ASSETS AT THE END OF THE YEAR                                                         $150,871,588        $240,105,723
                                                                                          ------------        ------------
                                                                                          ------------        ------------

*<F5> See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

                               THE HENLOPEN FUND

                              FINANCIAL HIGHLIGHTS
  (Selected data for each share of the Fund outstanding throughout each year)

                                                                                   FOR THE YEARS ENDED JUNE 30,
                                                                    ----------------------------------------------------------
                                                                      2001         2000        1999         1998        1997
                                                                    --------     --------    --------     --------    --------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of year                               $ 28.39      $ 19.84     $ 17.04      $ 15.83     $ 17.47
   Income from investment operations:
       Net investment loss (a)<F6>                                    (0.16)       (0.25)      (0.11)       (0.03)      (0.08)
       Net realized and unrealized (losses) gains on investments      (7.85)       10.18        2.91         4.55        0.58
                                                                    -------     --------    --------     --------    --------
   Total from investment operations                                   (8.01)        9.93        2.80         4.52        0.50

   Less distributions:
       Dividend from net investment income                               --           --          --           --          --
       Distributions from net realized gains                          (1.23)       (1.38)         --        (3.31)      (2.14)
                                                                    -------     --------    --------     --------    --------
   Total from distributions                                           (1.23)       (1.38)         --        (3.31)      (2.14)
                                                                    -------     --------    --------     --------    --------
   Net asset value, end of year                                     $ 19.15      $ 28.39     $ 19.84      $ 17.04     $ 15.83
                                                                    -------     --------    --------     --------    --------
                                                                    -------     --------    --------     --------    --------

TOTAL INVESTMENT RETURN                                             (28.0)%        53.7%       16.4%        32.8%        5.0%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                             150,872      240,106      63,009       39,966      28,979
   Ratio of expenses to average net assets                             1.3%         1.4%        1.5%         1.5%        1.6%
   Ratio of net investment loss to average net assets                (0.7)%       (1.0)%      (0.6)%       (0.7)%      (0.7)%
   Portfolio turnover rate                                           287.7%       156.9%      162.1%       116.3%      140.6%

(a)<F6> In 2001, 2000 and 1999, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  The accompanying notes to financial statements are an integral part of this statement.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2001

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of The Henlopen Fund (the "Fund"), which is organized as a Delaware Business Trust and is registered as an open-end management company under the Investment Company Act of 1940, as amended. The Fund commenced operations on December 2, 1992. The investment objective of the Fund is long-term capital appreciation.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statement of net assets, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $18,898 of post-October losses which are deferred for tax purposes until the year ending June 30, 2002.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Fund has a management agreement with Landis Associates, Inc. (the "Adviser"), with whom certain officers and trustees of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% on the daily net assets of the Fund.

     The Fund has an administrative agreement with Fiduciary Management, Inc. ("FMI"), with whom an officer of the Fund is affiliated, to supervise all aspects of the Fund's operations except those performed by the Adviser. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $30,000,000 of the daily net assets of the Fund, 0.1% on the daily net assets of the Fund on the next $30,000,000 and 0.05% on the daily net assets of the Fund over $60,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders. On July 27, 2001, the Fund distributed $335,410 from net short-term realized gains ($0.04378 per share). The distribution will be paid on July 30, 2001, to shareholders of record on July 26, 2001.

(4)  INVESTMENT TRANSACTIONS --

     For the year ended June 30, 2001, purchases and proceeds of sales of investment securities (excluding short-term securities) were $539,825,813 and $551,038,722, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of June 30, 2001, liabilities of the Fund included the following:

     Payable for shareholder redemptions                       $ 10,908,403
     Payable to brokers for investments purchased                 4,246,913
     Payable to the Adviser for management fees                     116,857
     Other liabilities                                               45,706

(6)  SOURCES OF NET ASSETS --

     As of June 30, 2001 the sources of net assets were as follows:

     Fund shares issued and outstanding                        $189,984,776
     Net unrealized depreciation on investments                 (39,297,353)
     Accumulated net realized gain                                  184,165
                                                               ------------
                                                               $150,871,588
                                                               ------------
                                                               ------------

     Aggregate net unrealized depreciation as of June 30, 2001, consisted of the following:

     Aggregate gross unrealized appreciation                   $ 17,069,126
     Aggregate gross unrealized depreciation                    (56,366,479)
                                                               ------------
        Net unrealized depreciation                            $(39,297,353)
                                                               ------------
                                                               ------------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

     In early 2001, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ending June 30, 2001. The Fund hereby designates $9,625,066 as long-term capital gain distributions.

     The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended June 30, 2001 was 38.9%.

                               THE HENLOPEN FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

100 East Wisconsin Avenue             Telephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

(PRICEWATERHOUSECOOPERS LOGO)

July 27, 2001

To the Shareholders and Trustees
of The Henlopen Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Henlopen Fund (the "Fund") at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

                               BOARD OF TRUSTEES

                              ROBERT J. FAHEY, JR.
                                Senior Director
                              Cushman & Wakefield
                           Philadelphia, Pennsylvania

                            STEPHEN L. HERSHEY, M.D.
                             President, First State
                         Orthopaedic Consultants, P.A.
                                Newark, Delaware

                               MICHAEL L. HERSHEY
                                   Chairman,
                             Landis Associates LLC
                          Kennett Square, Pennsylvania

                                  JOHN A. KROL
                             Chairman/CEO (Retired)
                             E.I. DuPont de Nemours
                              Wilmington, Delaware

                            P. COLEMAN TOWNSEND, JR.
                                   Chairman,
                                Townsends, Inc.
                              Wilmington, Delaware

                               FIRSTAR BANK, N.A.
                                   Custodian

                              FIRSTAR MUTUAL FUND
                                 SERVICES, LLC
                               Transfer Agent and
                           Dividend Disbursing Agent

                             LANDIS ASSOCIATES LLC
                               Investment Adviser

                           PRICEWATERHOUSECOOPERS LLP
                            Independent Accountants

                                FOLEY & LARDNER
                                 Legal Counsel

                               THE HENLOPEN FUND
                        LONGWOOD CORPORATE CENTER SOUTH
                          415 MCFARLAN ROAD, SUITE 213
                       KENNETT SQUARE, PENNSYLVANIA 19348
                    (610-925-0400)     WWW.HENLOPENFUND.COM

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Henlopen Fund unless accompanied or preceded by the Fund's current prospectus.